UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2014

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(954) 364-6900

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders.

          At the 2014 annual meeting of shareholders (the "Annual Meeting") of Elizabeth Arden, Inc. (the "Company"), held on December 3, 2014, five proposals were submitted to and voted upon by the holders of the Company's (i) Common Stock, $.01 par value ("Common Stock") and (ii) Series A Serial Preferred Stock, $.01 par value ("Preferred Stock"). The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 24, 2014, as supplemented by Proxy Supplements filed on October 30, 2014, and November 20, 2014. There were 32,014,024 shares of Common Stock and 50,000 shares of Preferred Stock represented at the Annual Meeting, in person or by proxy, which represented 99.2% of the combined voting power of the Common Stock and Preferred Stock entitled to vote at the Annual Meeting. Holders of Common Stock were entitled to one vote per share held as of the close of business on October 3, 2014 (the "Record Date") and holders of Preferred Stock were entitled to 49 votes for each share held on the Record Date. The following is a summary of the final voting results for each matter presented:

1.

The vote on the election of directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification or removal, was as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

A. Salman Amin	27,218,595	349,279	2,720	4,443,430
E. Scott Beattie	26,935,904	458,214	176,476	4,443,430
Fred Berens	27,386,281	181,292	3,021	4,443,430
Maura J. Clark	27,374,935	88,714	106,945	4,443,430
Richard C. W. Mauran	26,482,106	981,846	106,642	4,443,430
William M. Tatham	27,389,837	177,220	3,537	4,443,430

2.	The vote on the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the Proxy Statement, was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

26,542,039	736,194	292,361	4,443,430

3.	The vote on the approval of the amendment to the Elizabeth Arden, Inc. 2010 Stock Award and Incentive Plan was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

26,813,724	751,768	5,102	4,443,430

4.	The vote on the approval of the Elizabeth Arden, Inc. 2014 Non-Employee Director Stock Award Plan was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

26,926,661	639,743	4,190	4,443,430

5.	The vote on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending June 30, 2015, was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

31,902,265	97,039	14,720	--

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ELIZABETH ARDEN, INC.

Date: December 8, 2014	/s/ Oscar E. Marina

Oscar E. Marina Executive Vice President, General Counsel and Secretary